
FIRST
GUARANTY
BANK

2020

3rd Quarter Report

AMERICA'S BEST BANKS 2021
Newsweek
POWERED BY LendingTree

FIRST GUARANTY BANCSHARES, INC.

fgb.net |

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984

A Message to Our Shareholders

FIRST GUARANTY BANK NAMED BEST SMALL BANK IN AMERICA!

In Newsweek's first ranking of the financial institutions that best serve their customers' needs in today's challenging times, First Guaranty Bank was named the No. 1 BEST SMALL BANK IN AMERICA! And when compared to all other banks in the state of Louisiana, we were named the No. 1 BEST SMALL BANK IN LOUISIANA, too! This recognition is amazing and a true testament to the hard work of the entire team. We hold this title with pride and commit to continuing to be the best small bank in America for all time. To read the entire article, go to fgb.net.

Throughout this tumultuous year we've not pressed pause on progress; we've not allowed a pandemic to excuse any delays in advancing and improving. As you can tell by the numbers, we continue to improve First Guaranty every single day.

In the third quarter of 2020, First Guaranty Bank continued its streak of outstanding performance. For the nine months ending September 30, 2020, total interest income increased to $75,930,000 compared to $67,508,000 for the same period in 2019, an increase of 12.5%. Total interest expense decreased to $20,128,000 from $22,500,000, a decrease of 10.5%. Combined, these yielded an increase in Net Interest Income after the provision for loan losses, of $10,316,000, or 25.3%. Total non-interest income increased to $9,302,000 from $6,126,000, an increase of 51.8%. Net income, after tax, for the third quarter of 2020 totaled $5,182,000 compared to $3,847,000 for the third quarter 2019, for an increase of 34.7%. The $5,182,000 in net income after tax represented the second consecutive quarterly net income after tax in excess of $5,000,000.

Earnings per share for the first nine months equaled $1.46 compared to $1.05 for the first nine months of 2019.

These earnings were accomplished while, at the same time, provisions for loan loss totaling $4,626,000 were made and the Other Real Estate provision of $930,000. Total Shareholders' Equity increased by $22.8 million at September 30,2019 to a total of $184,811,000.

In the first nine months of 2020, First Guaranty Bancshares, inc. has made significant progress toward enhancing shareholder value and building a fortress balance sheet. While accomplishing this financial success, First Guaranty has also made significant progress in improving customer service by launching a new, customer friendly internet banking system and by continuing the development of the nCino platform for loan and deposit operations.

In times of adversity, First Guaranty Bancshares, Inc. forges ahead.

Thank you for your support.

Sincerely,



Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

NASDAQ Symbol: FGBI

At A Glance

Branches
33

ATMs
45

Total Assets
$2.5 Billion

Deposits
$2.2 Billion

Total Loans
$1.8 Billion

$5.2 Million
3Q 2020 Earnings (unaudited)

109 and counting
Consecutive dividends paid

86
Years in Banking



Member FDIC

Consolidated Statements of Condition
(in thousands, except share data)

	September 30, 2020 (unaudited)	September 30, 2019
Assets		
Cash and cash equivalents:		
Cash and due from banks	$191,533	$178,187
Federal funds sold	773	781
Cash and cash equivalents	192,306	178,968
Investment securities:		
Available for sale, at fair value	416,319	179,291
Held to maturity, at cost (estimated fair value of $0 and $90,061 respectively)	-	89,976
Investment securities	416,319	269,267
Federal Home Loan Bank stock, at cost	3,336	2,437
Loans held for sale	235	-
Loans, net of unearned income	1,788,716	1,292,911
Less: allowance for loan losses	14,588	12,230
Net loans	1,774,128	1,280,681
Premises and equipment, net	58,611	45,869
Goodwill	12,901	3,472
Intangible assets, net	6,819	3,142
Other real estate, net	3,341	3,370
Accrued interest receivable	16,287	7,238
Other assets	28,225	10,731
Total Assets	$2,512,508	$1,805,175
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$467,615	$248,907
Interest-bearing demand	807,946	594,968
Savings	176,525	108,826
Time	741,158	647,710
Total deposits	2,193,244	1,600,411
Short-term advances from Federal Home Loan Bank	50,000	-
Repurchase agreements	6,895	-
Accrued interest payable	5,358	5,293
Long-term advances from Federal Home Loan Bank	3,404	-
Senior long-term debt	43,926	17,638
Junior subordinated debentures	14,767	14,728
Other liabilities	10,103	5,061
Total Liabilities	2,327,697	1,643,131
Shareholders' Equity		
Common stock[1]:		
$1 par value - 100,600,000 authorized shares; issued 9,741,253 and 9,687,123 shares	9,741	9,687
Surplus	110,836	109,788
Retained earnings	52,798	40,912
Accumulated other comprehensive income (loss)	11,436	1,657
Total Shareholders' Equity	184,811	162,044
Total Liabilities & Shareholders' Equity	$2,512,508	$1,805,175

[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019

Consolidated Statements of Income

(in thousands, except share, per share data & percentages)

	For the Three-Month Periods Ended September 30, 2020	2019
	(unaudited)	
Interest Income:		
Loans (including fees)	$22,519	$19,263
Deposits with other banks	51	872
Securities (including FHLB stock)	2,605	1,959
Federal funds sold	-	-
Total Interest Income	25,175	22,094
Interest Expense:		
Demand deposits	1,291	2,504
Savings deposits	62	127
Time deposits	4,139	4,358
Borrowings	644	392
Total Interest Expense	6,136	7,381
Net Interest Income	19,039	14,713
Less: Provision for loan losses	1,545	1,727
Net Interest Income after Provision for Loan Losses	17,494	12,986
Noninterest Income:		
Service charges, commissions and fees	652	707
ATM and debit card fees	818	579
Net gains (losses) on securities	788	29
Net gains on sale of loans	679	1,307
Other	613	557
Total Noninterest Income	3,550	3,179
Noninterest Expense:		
Salaries and employee benefits	7,254	6,012
Occupancy and equipment expense	1,922	1,423
Other	5,342	3,875
Total Noninterest Expense	14,518	11,310
Income Before Income Taxes	6,526	4,855
Less: Provision for income taxes	1,344	1,008
Net Income	5,182	3,847
Per Common Share[1]:		
Earnings	$0.53	$0.40
Cash dividends paid	$0.16	$0.15
Weighted Average Common Shares Outstanding	9,741,253	9,687,123
Return on Average Assets	0.84%	0.84%
Return on Average Common Equity	11.15%	9.43%

[1]All share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019

Have Questions?

Vanessa Drew | InvestorRelations@fgb.net

Consolidated Statements of Income

(in thousands, except share, per share data & percentages)

	For the Nine-Month Periods Ended September 30, 2020	2019
	(unaudited)	
Interest Income:		
Loans (including fees)	$67,420	$57,665
Deposits with other banks	348	2,461
Securities (including FHLB stock)	8,162	7,381
Federal funds sold	-	1
Total Interest Income	75,930	67,508
Interest Expense:		
Demand deposits	4,645	8,146
Savings deposits	210	407
Time deposits	13,137	12,721
Borrowings	2,136	1,226
Total Interest Expense	20,128	22,500
Net Interest Income	55,802	45,008
Less: Provision for loan losses	4,626	4,148
Net Interest Income after Provision for Loan Losses	51,176	40,860
Noninterest Income:		
Service charges, commissions and fees	1,852	1,928
ATM and debit card fees	2,233	1,686
Net gains (losses) on securities	2,643	(387)
Net gains on sale of loans	974	1,371
Other	1,600	1,528
Total Noninterest Income	9,302	6,126
Noninterest Expense:		
Salaries and employee benefits	22,189	18,120
Occupancy and equipment expense	5,616	4,438
Other	14,806	11,582
Total Noninterest Expense	42,611	34,140
Income Before Income Taxes	17,867	12,846
Less: Provision for income taxes	3,676	2,654
Net Income	14,191	10,192
Per Common Share[1]:		
Earnings	$1.46	$1.05
Cash dividends paid	$0.48	$0.44
Book Value Per Common Share	$18.97	$16.73
Weighted Average Common Shares Outstanding	9,741,253	9,687,123
Return on Average Assets	0.82%	0.74%
Return on Average Common Equity	10.71%	8.71%

[1]All share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO | Hammond

Eric J. Dosch*
Chief Financial Officer | Hammond

Senior Vice Presidents

Thomas F. Brothers
Director of Internal Audit

Scheila M. Davis
Operations Officer

Mark J. Ducoing
Chief Deposit Officer

Glenn A. Duhon, Sr.
Regional Manager | Abbeville

Ronnie R. Foshee
Director of Lending Development

Kevin J. Foster
Regional Manager | Denham Springs

Adam J. Johnston
Regional Manager | North Louisiana

Mikki M. Kelley
Human Resource Department Manager

Jordan M. Lewis
Texas Area President

Ronnie C. Pittman
Special Assets Manager

Darrel D. Ryland
Central LA Area President

Craig E. Scelfo
Regional Manager | Ponchatoula & St. Tammany

Desiree B. Simmons
Loan Administration, Marketing & Training

Evan M. Singer
Regional Manager
Director of Mergers & Acquisitions

J. Richard Stark
Operations

Randy S. Vicknair
Interim Chief Lending Officer

Christy L. Wells
Regional Manager | Hammond

Vice Presidents

Charles L. Baggs
Ashley N. Bell
Betty A. Boney
Brenda A. Briscoe
Cheryl Q. Brumfield
Timothy L. Chesney
Robert W. Clifton, *Chief ISO*
Louis J. Cusimano
Vikki W. Dupaquier
Ronald W. Edmonds

Vice Presidents

Denise D. Fletcher
Eric M. Fuller, *Controller*
Shirley P. Jones
JoEllen K. Juhasz, *BSA Officer*
Michael D. Knighten
Terrie E. McCartney
Colton C. McDaniel
Jason D. Normand
Steven F. Osman
Gregory P. Prudhomme
Scott B. Schilling
Amber L. Smith
Lisa K. Stoker
John A. Synco
D. Lynn Talley

Assistant Vice Presidents

Conrad H. Arrambide
Evan A. Baranosky
Darryl P. Boudreaux
Lauryn H. Coburn
Susan M. Desoto
Landa G. Domangue
Vanessa R. Drew
Christy L. Frierson
Harrison R. Gill
Bonnie J. Griener
Ludrick P. Hildago
Leslie A. Hinzman
Donna S. Hodges
A. Shane Hughes
Mandy P. Lee
Pamela R. Normand
Dev M. Patel
Rahul R. Patel
Niekitsha S. Ridley
Melina V. West

Officers

Rebecca G. Brown
Calvin P. Ducote
Jeannette N. Ernst
Keith T. Klein
Kristin M. Williams
Michael A. Wiggins

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009